Exhibit 99.1

             TODCO Announces Fourth Quarter 2004 Results

    HOUSTON--(BUSINESS WIRE)--Feb. 15, 2005--TODCO (the "Company") (NYSE:THE) today reported net income from continuing operations for the three months ended December 31, 2004, of $3.4 million ($0.06 per diluted share) on revenues of $103.7 million compared with a net loss from continuing operations of $28.3 million ($2.33 per diluted share) on revenues of $60.4 million for the same quarter of 2003. For the three months ended December 31, 2004, earnings before interest, taxes, depreciation and amortization ("EBITDA") was $28.8 million compared to EBITDA of $4.1 million for the same quarter of 2003.
    The improvement in the fourth quarter 2004 results was principally caused by improved dayrates which will be discussed during TODCO's publicly accessible fourth quarter earnings conference call. The conference call will be at 8:00 a.m. (CST) Tuesday, February 15, 2005 and can be heard live on the Company's web site at www.theoffshoredrillingcompany.com or by dialing 800-946-0785, reference code 6654840. A replay of the conference call will be available for approximately 30 days after the call on the Company's web site or by dialing 719-457-0820, reference code 6654840.
    TODCO is a leading provider of contract oil and gas drilling services with the largest rig fleet in the shallow water of the U.S. Gulf of Mexico and along the U.S. Gulf Coast. TODCO's common stock is traded on the New York Stock Exchange under the symbol "THE." For more information about TODCO, please go to the company's web site at www.theoffshoredrillingcompany.com.



                        TODCO AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                   (In millions, except share data)

                                         December 31,   December 31,
                                            2004            2003
                                        -------------- ---------------
                                         (Unaudited)
                ASSETS

Cash and cash equivalents                       $65.1           $20.0
Accounts receivable, net
  Trade                                          67.2            52.3
  Related party                                  11.5             0.9
  Other                                           3.8             4.6
Materials and supplies                            4.3             4.5
Deferred income taxes                             3.5               -
Other current assets                              2.5             3.2
Current assets related to discontinued
 operations                                         -             0.1
                                        -------------- ---------------
    Total current assets                        157.9            85.6
                                        -------------- ---------------

Property and equipment                          920.8           924.9
Less accumulated depreciation                   353.6           264.0
                                        -------------- ---------------
  Property and equipment, net                   567.2           660.9
                                        -------------- ---------------

Other assets                                     36.3            31.7
                                        -------------- ---------------
    Total assets                               $761.4          $778.2
                                        ============== ===============

 LIABILITIES AND SHAREHOLDERS' EQUITY

Trade accounts payable                          $20.6           $24.7
Accrued income taxes                             10.6            11.1
Accrued income taxes - related party              8.4               -
Debt due within one year                          8.2             1.2
Debt due within one year - related
 party                                            3.0             3.0
Interest payable - related party                  0.2             4.3
Other current liabilities                        45.5            44.6
Current liabilities related to
 discontinued operations                          0.2             0.5
                                        -------------- ---------------
    Total current liabilities                    96.7            89.4
                                        -------------- ---------------

Long-term debt                                   17.2            25.6
Long-term debt - related party                      -           522.0
Deferred income taxes                           163.6               -
Other long-term liabilities                       3.3             3.5
                                        -------------- ---------------
    Total long-term liabilities                 184.1           551.1
                                        -------------- ---------------

Commitments and contingencies
Preferred Stock, $0.01 par value,
 50,000,000 shares authorized, none
 outstanding                                        -               -
Common stock, Class A, $0.01 par value,
 500,000,000 shares authorized,
 60,300,746 shares and 0 shares
 outstanding at December 31, 2004 and
 2003, respectively                               0.6               -
Common stock, Class B, $0.01 par value,
 260,000,000 shares authorized, 0
 shares and 12,144,751 shares issued
 and outstanding at December 31, 2004
 and 2003, respectively                             -             0.1
Additional paid-in capital                    6,510.0         6,136.3
Retained deficit                             (6,027.5)       (5,998.7)
Unearned compensation                            (2.5)              -
                                        -------------- ---------------
    Total shareholders' equity                  480.6           137.7
                                        -------------- ---------------
    Total liabilities and shareholders'
     equity                                    $761.4          $778.2
                                        ============== ===============


                        TODCO AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In millions, except per share data)
                              (Unaudited)

                              Three Months Ended       Year Ended
                                  December 31,        December 31,
                              ------------------- --------------------
                                2004      2003      2004      2003
                              --------- --------- --------- ----------

Operating Revenues              $103.7     $60.4    $351.4     $227.7

Costs and Expenses
  Operating and maintenance       66.3      46.3     259.7      215.7
  Operating and maintenance -
   related party                    --       2.5        --       11.7
  Depreciation                    23.7      23.0      95.7       92.2
  General and administrative       7.3       3.7      33.6       14.9
  General and administrative -
   related party                   0.1        --       0.4        1.4
  Impairment loss on long-
   lived assets                    2.8      (0.3)      2.8       11.3
  Gain on disposal of assets,
   net                            (1.1)     (0.3)     (6.5)      (0.8)
                              --------- --------- --------- ----------
                                  99.1      74.9     385.7      346.4
                              --------- --------- --------- ----------

Operating Income (Loss)            4.6     (14.5)    (34.3)    (118.7)

Other Income (Expense), net
  Equity in loss of joint
   ventures                         --      (3.9)       --       (6.6)
  Interest income                  0.3       0.1       0.6        0.6
  Interest income - related
   party                            --        --        --        3.3
  Interest expense                (1.0)     (0.7)     (4.1)      (3.0)
  Interest expense - related
   party                          (0.1)     (8.5)     (3.4)     (43.5)
  Loss on retirement of debt        --        --      (1.9)     (79.5)
  Impairment of investment in
   and advance to joint
   venture                          --        --        --      (21.3)
  Other, net                       0.5      (0.5)      1.8       (2.8)
                              --------- --------- --------- ----------
                                  (0.3)    (13.5)     (7.0)    (152.8)
                              --------- --------- --------- ----------

Income (Loss) from Continuing
 Operations before Income
 Taxes                             4.3     (28.0)    (41.3)    (271.5)
Income tax (benefit) expense       0.9       0.3     (12.5)     (50.1)
Minority interest                   --        --        --        0.6
                              --------- --------- --------- ----------

Net Income (Loss) from
 Continuing Operations before
 Cumulative Effect of a Change
 in Accounting Principle           3.4     (28.3)    (28.8)    (222.0)

Discontinued Operations:
  Loss from operations of
   discontinued segment             --        --        --      (43.9)
  Income tax expense                --        --        --       19.9
  Minority interest                 --        --        --        1.2
                              --------- --------- --------- ----------
    Net loss from discontinued
     operations                     --        --        --      (65.0)
                              --------- --------- --------- ----------

Net Income (Loss) before
 Cumulative Effect of a Change
 in Accounting Principle           3.4     (28.3)    (28.8)    (287.0)
  Cumulative effect of a
   change in accounting
   principle                        --       0.8        --        0.8
                              --------- --------- --------- ----------

Net Income (Loss)                 $3.4    $(27.5)   $(28.8)   $(286.2)
                              ========= ========= ========= ==========

Net Income (Loss) Per Common
 Share Basic and Diluted
  Continuing operations          $0.06    $(2.33)   $(0.52)   $(18.28)
  Discontinued operations           --        --        --      (5.35)
  Cumulative effect of a
   change in accounting
   principle                        --      0.07        --       0.07
                              --------- --------- --------- ----------
  Net income (loss) per common
   share basic and diluted       $0.06    $(2.26)   $(0.52)   $(23.56)
                              ========= ========= ========= ==========

Weighted Average Common Shares
 Outstanding:
  Basic                           60.0      12.1      55.6       12.1
  Diluted                         60.5      12.1      55.6       12.1


                                 TODCO
                  Selected Segment and Operating Data
                  (In millions, except daily amounts)
                              (Unaudited)

                                        Three Months Ended
                              ---------------------------------------
                              December 31, September 30, December 31,
                                  2004          2004         2003
                              ------------ ------------- ------------
U.S. Gulf of Mexico Segment
  Operating days                    1,190         1,097        1,094
  Available days                    2,116         2,024        2,184
  Utilization                          56%           54%          50%
  Average revenue per day         $39,900       $33,800      $26,800

  Operating revenues                $47.5         $37.1        $29.3
  Operating and maintenance
   expenses                          25.7          22.3         21.3
  Depreciation                       12.5          12.4         12.5
                              ------------ ------------- ------------
     Operating income (loss)         $9.3          $2.4        $(4.5)
                              ============ ============= ============

U.S. Inland Barge Segment
  Operating days                    1,273         1,254        1,095
  Available days                    2,760         2,760        2,760
  Utilization                          46%           45%          40%
  Average revenue per day         $23,000       $22,900      $18,700

  Operating revenues                $29.3         $28.7        $20.5
  Operating and maintenance
   expenses                          19.4          20.9         18.5
  Depreciation                        5.7           5.6          5.9
  Gain on disposal of assets,
   net                               (0.8)         (0.6)        (0.3)
                              ------------ ------------- ------------
     Operating income (loss)         $5.0          $2.8        $(3.6)
                              ============ ============= ============

Other International Segment
  Operating days                      606           549          415
  Available days                    1,564         1,656        1,496
  Utilization                          39%           33%          28%
  Average revenue per day         $29,400       $34,600      $25,500

  Operating revenues                $17.8         $19.0        $10.6
  Operating and maintenance
   expenses                          16.1          15.9          9.0
  Depreciation                        4.5           4.7          4.6
  Impairment loss on long-
   lived assets                       2.8            --         (0.3)
                              ------------ ------------- ------------
     Operating loss                 $(5.6)        $(1.6)       $(2.7)
                              ============ ============= ============

Delta Towing
  Operating revenues                 $9.1          $8.3          $--
  Operating and maintenance
   expenses                           5.1           6.3           --
  Depreciation expense                1.0           1.1           --
  General and administrative
   expenses                           1.2           1.2           --
  Gain on disposal of assets,
   net                               (0.3)         (0.2)          --
                              ------------ ------------- ------------
     Operating income (loss)         $2.1         $(0.1)         $--
                              ============ ============= ============

Total Company
  Rig operating days                3,069         2,900        2,604
  Rig available days                6,440         6,440        6,440
  Rig utilization                      48%           45%          40%

  Operating revenues               $103.7         $93.1        $60.4
  Operating and maintenance
   expenses                          66.3          65.4         48.8
  Depreciation                       23.7          23.8         23.0
  General and administrative
   expenses                           7.4           7.0          3.7
  Impairment loss on long-
   lived assets                       2.8            --         (0.3)
  Gain on disposal of assets,
   net                               (1.1)         (0.8)        (0.3)
                              ------------ ------------- ------------
     Operating income (loss)         $4.6         $(2.3)      $(14.5)
                              ============ ============= ============


                        TODCO and Subsidiaries
           Non-GAAP Financial Measures and Reconciliations
                            (In millions)
                             (Unaudited)

                                    For the Three Months Ended
                              ---------------------------------------
                              December 31, September 30, December 31,
                                  2004         2004          2003
                              ------------ ------------- ------------

Net Income (Loss) from
 continuing operations to
 EBITDA
  Net income (loss) from
   continuing operations             $3.4         $(2.5)      $(28.3)
  Adjustments:
    Depreciation                     23.7          23.8         23.0
    Income tax (benefit)
     expense                          0.9          (0.1)         0.3
    Interest income                  (0.3)         (0.2)        (0.1)
    Interest expense                  1.0           1.1          0.7
    Interest expense - related
     party                            0.1           0.1          8.5
                              ------------ ------------- ------------
  EBITDA                            $28.8         $22.2         $4.1
                              ============ ============= ============

    CONTACT: TODCO, Houston
             T. Scott O'Keefe, 713-278-6010